                                                                    Exhibit 99.1

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated January 1, 1999, (99-1), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 16 to December 15, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 28th day of December, 1999.

                                       CONSECO FINANCE CORP.




                                       BY: /s/ Phyllis A. Knight
                                           ---------------------
                                           Phyllis A. Knight
                                           Senior Vice President and
                                           Treasurer

                                                                   SERIES 1999-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Dec-99
                              CUSIP NO.#393505-S60, S78, S86, S94, T28, T36, T44
                                                        TRUST ACCOUNT #3337268-0
                                                       REMITTANCE DATE 1/03/2000

                                                                                   Total $                             Per $1,000
CLASS A CERTIFICATES                                                               Amount                               Original
--------------------                                                            --------------                         ------------
(1a) Amount available (including Monthly Servicing Fee)                           8,666,931.32
                                                                                --------------

 (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn for prior Remittance Date                       0.00
                                                                                --------------
 (c) Amount Available after giving effect to withdrawal of Class M-1
     Interest Deficiency Amount and Class B-1 Interest Deficiency Amount
     for prior Remittance Date                                                    8,666,931.32
                                                                                --------------
 (d) Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                    0.00
                                                                                --------------

A.   Interest
     (2)  Aggregate  interest
         a. Class A-1 Remittance Rate (4.95938%)                                       4.95938%
                                                                                --------------
         b. Class A-1 Interest                                                            0.00                           0.00000000
                                                                                --------------                         ------------
         c. Class A-2 Remittance Rate (5.43%)                                             5.43%
                                                                                --------------
         d. Class A-2 Interest                                                      289,319.52                           4.11549815
                                                                                --------------                         ------------
         e. Class A-3 Remittance Rate (5.61%)                                             5.61%
                                                                                --------------
         f. Class A-3 Interest                                                      626,450.00                           4.67500000
                                                                                --------------                         ------------
         g. Class A-4 Remittance Rate (5.76%)                                             5.76%
                                                                                --------------
         h. Class A-4 Interest                                                      499,200.00                           4.80000000
                                                                                --------------                         ------------
         i. Class A-5 Remittance Rate (6.11%)                                             6.11%
                                                                                --------------
         j. Class A-5 Interest                                                      509,166.67                           5.09166670
                                                                                --------------                         ------------
         k. Class A-6 Remittance Rate (6.37%)                                             6.37%
                                                                                --------------
         l. Class A-6 Interest                                                      230,912.50                           5.30833333
                                                                                --------------                         ------------
         m. Class A-7 Remittance Rate 6.56%, (unless
            the Weighted Average Contract Rate is
            less than 6.56%)                                                              6.56%
                                                                                --------------
         n. Class A-7 Interest                                                      569,900.00                           5.46666667
                                                                                --------------                         ------------

    (3) Amount applied to:
         a. Unpaid Class A Interest Shortfall                                             0.00                                    0
                                                                                --------------                         ------------

    (4) Remaining:
         a. Unpaid Class A Interest Shortfall                                             0.00                                    0
                                                                                --------------                         ------------

B.   Principal
    (5) Formula Principal Distribution  Amount                                    4,305,379.01                                  N/A
                                                                                --------------                         ------------
         a. Scheduled Principal                                                     782,063.41                                  N/A
                                                                                --------------                         ------------
         b. Principal Prepayments                                                 2,394,884.58                                  N/A
                                                                                --------------                         ------------
         c. Liquidated Contracts                                                  1,049,144.59                                  N/A
                                                                                --------------                         ------------
         d. Repurchases                                                                   0.00                                  N/A
                                                                                --------------                         ------------
         e. Current Month Advanced Principal                                      1,183,491.80                                  N/A
                                                                                --------------                         ------------
         f. Prior Month Advanced Principal                                       (1,104,205.37)                                 N/A
                                                                                --------------                         ------------

    (6) Pool Scheduled Principal Balance                                        660,316,128.99
                                                                                --------------
   (6b) Adjusted Pool Principal Balance                                        659,132,637.19                         941.61805313
                                                                                --------------                         ------------
   (6c)  Pool Factor                                                                0.94161805
                                                                                --------------

         *Subject to a maximum rate equal to the Weighted Average Contract Rate


                                                                   SERIES 1999-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Dec-99
                              CUSIP NO.#393505-S60, S78, S86, S94, T28, T36, T44
                                                        TRUST ACCOUNT #3337268-0
                                                       REMITTANCE DATE 1/03/2000
                                                                  Page 2

    (7) Unpaid Class A Principal Shortfall
        (if any) following prior Remittance Date                                          0.00
                                                                                --------------

    (8) Class A Percentage for such Remittance Date                                      91.56%
                                                                                --------------

    (9) Class A Percentage for the following  Remittance Date                            91.50%
                                                                                --------------

    (10) Class A  Principal Distribution:
         a. Class A-1                                                                     0.00                          0.00000000
                                                                                --------------                        ------------
         b. Class A-2                                                             4,305,379.01                         61.24294467
                                                                                --------------                        ------------
         c. Class A-3                                                                     0.00                          0.00000000
                                                                                --------------                        ------------
         d. Class A-4                                                                     0.00                          0.00000000
                                                                                --------------                        ------------
         e. Class A-5                                                                     0.00                          0.00000000
                                                                                --------------                        ------------
         g. Class A-6                                                                     0.00                          0.00000000
                                                                                --------------                        ------------
         h. Class A-7                                                                     0.00                          0.00000000
                                                                                --------------                        ------------

    (11)  Class A-1 Principal Balance                                                     0.00                          0.00000000
                                                                                --------------                        ------------
   (11a)  Class A-1 Pool Factor                                                     0.00000000
                                                                                --------------
    (12)  Class A-2 Principal Balance                                            59,632,637.19                         848.2594195
                                                                                --------------                        ------------
   (12a)  Class A-2 Pool Factor                                                     0.84825942
                                                                                --------------
    (13)  Class A-3 Principal Balance                                           134,000,000.00                        1000.0000000
                                                                                --------------                        ------------
   (13a)  Class A-3 Pool Factor                                                     1.00000000
                                                                                --------------
    (14)  Class A-4 Principal Balance                                           104,000,000.00                        1000.0000000
                                                                                --------------                        ------------
   (14a)  Class A-4 Pool Factor                                                     1.00000000
                                                                                --------------
    (15)  Class A-5 Principal Balance                                           100,000,000.00                        1000.0000000
                                                                                --------------                        ------------
   (15a)  Class A-5 Pool Factor                                                     1.00000000
                                                                                --------------
    (16)  Class A-6 Principal Balance                                            43,500,000.00                        1000.0000000
                                                                                --------------                        ------------
   (16a)  Class A-6 Pool Factor                                                     1.00000000
                                                                                --------------
    (17)  Class A-7 Principal Balance                                           104,250,000.00                        1000.0000000
                                                                                --------------                        ------------
   (17a)  Class A-7 Pool Factor                                                     1.00000000
                                                                                --------------
    (19) Unpaid Class A Principal Shortfall
         (if any)following current Remittance Date                                        0.00
                                                                                --------------

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

         (20)  31-59 days                                                         5,989,946.55                                 163
                                                                                --------------                        ------------

         (21)  60 days or more                                                    8,355,651.22                                 205
                                                                                --------------                        ------------

         (22)  Current Month Repossessions                                        1,638,662.99                                  51
                                                                                --------------                        ------------

         (23)  Repossession Inventory                                             6,005,842.79                                 165
                                                                                --------------                        ------------

Please contact Bondholder Services Department of U.S. Bank National Association,
1-800-934-6802 with any questions regarding this statement or your Distribution.



                                                                   SERIES 1999-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                      Dec-99
                              CUSIP NO.#393505-S60, S78, S86, S94, T28, T36, T44
                                                        TRUST ACCOUNT #3337268-0
                                                       REMITTANCE DATE 1/03/2000
                                                                  Page 3

Class M-1 Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in March 2003.)

(24) Average Sixty - Day Delinquency Ratio Test

         (a) Sixty - Day Delinquency Ratio for current Remittance Date                     2.17%
                                                                                ---------------

         (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
             may not exceed 4.5%)                                                          1.90%
                                                                                ---------------

(25)  Average Thirty - Day Delinquency Ratio  Test

         (a) Thirty - Day Delinquency Ratio for current Remittance Date                    3.08%
                                                                                ---------------

         (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
             may not exceed 6.0%)                                                          2.96%
                                                                                ---------------

(26)  Cumulative Realized Losses Test

         (a) Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed 5.5% from August 1, 2001 to July 31, 2002;
             6.5% from August 1 2002 to July 31, 2003; 8.5% from August 1,
             2003, to July 31, 2004 and 9.5% thereafter)                                   0.16
                                                                                ---------------

(27)  Current Realized Losses Test

         (a) Current Realized Losses for current Remittance Date                     450,444.26
                                                                                ---------------

         (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
             Remittance and for current Remittance Date;
             may not exceed 2.75%)                                                         0.50%
                                                                                ---------------

(28)  Class M-1 Principal Balance Test

         (a) The sum of Class M-1 Principal Balance and Class B Principal
             Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
             Date is greater than 24.375%                                                 13.98%
                                                                                ---------------

(29)  Class M-2 Principal Balance Test

         (a) The sum of Class M-1 Principal Balance and Class B Principal
             Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
             Date is greater than 16.50%                                                  11.61%
                                                                                ---------------

(30)  Class B Principal Balance Test

         (a) Class B Principal Balance (before any distributions on current
             Remittance Date) as of such Remittance date is greater than
             $14,000,000.00                                                       56,000,000.00
                                                                                ---------------

         (b) Class B Principal Balance (before distributions on current
             Remittance Date) divided by pool Scheduled Principal Balance
             as of preceding Remittance Date is equal to or greater than 12%.              8.44%
                                                                                ---------------


                                                                   SERIES 1999-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                      Dec-99
                                            CUSIP NO. #393505-T51, T69, T77, T85
                                                        TRUST ACCOUNT #3337268-0
                                                       REMITTANCE DATE 1/03/2000
                                                                  Page 4

                                                                                     Total $                            Per $1,000
                                                                                     Amount                              Original
                                                                                ---------------                       -------------
CLASS M-1 CERTIFICATES
----------------------
(31) Amount available (including Monthly Servicing Fee)                           1,636,603.62
                                                                                --------------
A.   Interest
     (32)  Aggregate  interest

         (a) Class M-1 Remittance Rate 6.56%, unless the
             Weighted Average Contract Rate is less than 6.56%)                           6.56%
                                                                                --------------

         (b) Class M-1 Interest                                                     200,900.00                           5.46666667
                                                                                --------------                        -------------

         (c) Interest on Class M-1 Adjusted Principal Balance                             0.00
                                                                                --------------

     (33)  Amount applied to Class M-1 Interest Deficiency Amount                         0.00
                                                                                --------------

     (34)  Remaining unpaid Class M-1 Interest Deficiency Amount                          0.00
                                                                                --------------

     (35) Amount applied to:
         a. Unpaid Class M-1 Interest Shortfall                                           0.00                                    0
                                                                                --------------                        -------------

    (36) Remaining:
         a. Unpaid Class M-1 Interest Shortfall                                           0.00                                    0
                                                                                --------------                        -------------

B.   Principal
    (37) Formula Principal Distribution  Amount                                           0.00                                  N/A
                                                                                --------------                        -------------
         a. Scheduled Principal                                                           0.00                                  N/A
                                                                                --------------                        -------------
         b. Principal Prepayments                                                         0.00                                  N/A
                                                                                --------------                        -------------
         c. Liquidated Contracts                                                          0.00                                  N/A
                                                                                --------------                        -------------
         d. Repurchases                                                                   0.00                                  N/A
                                                                                --------------                        -------------

    (38) Class M-1 Principal Balance                                             36,750,000.00                        1000.00000000
                                                                                --------------                        -------------
   (38a)  Class M-1 Pool Factor                                                     1.00000000
                                                                                --------------

    (39) Class M-1 Percentage for such Remittance Date                                    0.00%
                                                                                --------------

    (40)  Class M-1  Principal Distribution:
         a. Class M-1 (current)                                                           0.00                           0.00000000
                                                                                --------------                        -------------
         b. Unpaid Class M-1 Principal Shortfall
            (if any) following prior Remittance Date                                      0.00
                                                                                --------------

    (41) Unpaid Class M-1 Principal Shortfall
            (if any) following current Remittance Date                                    0.00
                                                                                --------------

    (42) Class M-1 Percentage for the following Remittance Date                           0.00%
                                                                                --------------

    (43) Class M-1 Liquidation Loss Interest
         (a) Class M-1 Liquidation Loss Amount                                            0.00
                                                                                --------------

         (b) Amount applied to Class M-1
             Liquidation Loss Interest Amount                                             0.00
                                                                                --------------

         (c) Remaining Class M-1 Liquidation Loss
             Interest Amount                                                              0.00
                                                                                --------------

         (d) Amount applied to Unpaid Class M-1
             Loss Interest Shortfall                                                      0.00
                                                                                --------------

         (e) Remaining Unpaid Class M-1
             Liquidation Loss Interest Shortfalls                                         0.00
                                                                                --------------

         *Subject to a maximum rate equal to the Weighted Average Contract Rate



                                                                   SERIES 1999-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                            MONTHLY REPORT                Dec-99
                                            CUSIP NO. #393505-T51, T69, T77, T85
                                                        TRUST ACCOUNT #3337268-0
                                                       REMITTANCE DATE 1/03/2000
                                                                 Page 5

                                                                                     Total $                            Per $1,000
                                                                                     Amount                              Original
                                                                                ---------------                       -------------
CLASS M-2 CERTIFICATES
----------------------
(44) Amount available (including Monthly Servicing Fee)                          1,435,703.62
                                                                                -------------
A.   Interest
     (45)  Aggregate  interest

         (a) Class M-2 Remittance Rate 7.34%, unless the
             Weighted Average Contract Rate is less than 7.34%)                          7.34%
                                                                                -------------

         (b) Class M-2 Interest                                                    128,450.00                           6.11666667
                                                                                -------------                         -------------

         (c) Interest on Class M-2 Adjusted Principal Balance                            0.00
                                                                                -------------

     (46)  Amount applied to Class M-2 Interest Deficiency Amount                        0.00
                                                                                -------------

     (47)  Remaining unpaid Class M-2 Interest Deficiency Amount                         0.00
                                                                                -------------

     (48) Amount applied to:
         a. Unpaid Class M-2 Interest Shortfall                                          0.00                                     0
                                                                                -------------                         -------------

    (49) Remaining:
         a. Unpaid Class M-2 Interest Shortfall                                          0.00                                     0
                                                                                -------------                         -------------

B.   Principal
    (50) Formula Principal Distribution  Amount                                          0.00                                   N/A
                                                                                -------------                         -------------
         a. Scheduled Principal                                                          0.00                                   N/A
                                                                                -------------                         -------------
         b. Principal Prepayments                                                        0.00                                   N/A
                                                                                -------------                         -------------
         c. Liquidated Contracts                                                         0.00                                   N/A
                                                                                -------------                         -------------
         d. Repurchases                                                                  0.00                                   N/A
                                                                                -------------                         -------------

    (51) Class M-2 Principal Balance                                            21,000,000.00                         1000.00000000
                                                                                -------------                         -------------
   (51a) Class M-2 Pool Factor                                                     1.00000000
                                                                                -------------

    (52) Class M-2 Percentage for such Remittance Date                                   0.00%
                                                                                -------------

    (53)  Class M-2  Principal Distribution:
         a. Class M-2 (current)                                                          0.00                            0.00000000
                                                                                -------------                         -------------
         b. Unpaid Class M-2 Principal Shortfall
            (if any) following prior Remittance Date                                     0.00
                                                                                -------------

    (54) Unpaid Class M-2 Principal Shortfall
         (if any) following current Remittance Date                                      0.00
                                                                                -------------

    (55) Class M-2 Percentage for the following Remittance Date                          0.00%
                                                                                -------------

    (56) Class M-2 Liquidation Loss Interest
         (a) Class M-2 Liquidation Loss Amount                                           0.00
                                                                                -------------

         (b) Amount applied to Class M-2
             Liquidation Loss Interest Amount                                            0.00
                                                                                -------------

         (c) Remaining Class M-2 Liquidation Loss
             Interest Amount                                                             0.00
                                                                                --------------

         (d) Amount applied to Unpaid Class M-2
             Loss Interest Shortfall                                                     0.00
                                                                                -------------

         (e) Remaining Unpaid Class M-2
             Liquidation Loss Interest Shortfalls                                        0.00
                                                                                -------------

         *Subject to a maximum rate equal to the Weighted Average Contract Rate


                                                                   SERIES 1999-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Dec-99
                                            CUSIP NO. #393505-T51, T69, T77, T85
                                                       REMITTANCE DATE 1/03/2000
                                                                  Page 6


                                                                                    Total $                              Per $1,000
                                                                                    Amount                                Original
                                                                                ---------------                        -------------
CALSS BI CERTIFICATES
---------------------
         (1) Amount  Available less the Class A
             Distribution Amount  and Class M-1 Distribution
             Amount (including Monthly Servicing Fee)                             1,307,253.62
                                                                                --------------

         (3) Class B-1 Remittance Rate  (8.60%
             unless Weighted Average Contract Rate
             is below 8.60%)                                                              8.60%
                                                                                --------------

         (3) Aggregate Class B1 Interest                                            175,583.33                            7.16666653
                                                                                --------------                         -------------

         (4) Amount applied to Unpaid
             Class B1 Interest Shortfall                                                  0.00                                  0.00
                                                                                --------------                         -------------

         (5) Remaining Unpaid Class B1
             Interest Shortfall                                                           0.00                                  0.00
                                                                                --------------                         -------------

         (6) Amount applied to Class B-1
             Interest Deficiency Amount                                                   0.00
                                                                                --------------

         (7) Remaining Unpaid Class B-1
             Interest Deficiency Amount                                                   0.00
                                                                                --------------

         (8) Unpaid Class B-1 Principal Shortfall
             (if any) following prior Remittance Date                                     0.00
                                                                                --------------

         (8a) Class B Percentage for such Remittance Date                                 0.00
                                                                                --------------

         (9)  Current Principal (Class B Percentage of Formula Principal
              Distribution Amount)                                                        0.00                            0.00000000
                                                                                --------------                        --------------

         (10a) Class B1 Principal Shortfall                                               0.00
                                                                                --------------

         (10b) Unpaid Class B1 Principal Shortfall                                        0.00
                                                                                --------------

         (11) Class B Principal Balance                                          56,000,000.00
                                                                                --------------

         (12) Class B1 Principal Balance                                         24,500,000.00
                                                                                --------------
         (12a) Class B1 Pool Factor                                                 1.00000000
                                                                                --------------

         (13) Class B-1 Liquidation Loss Interest
                  (a) Class B-1 Liquidation Loss Amount                                   0.00
                                                                                --------------

                  (b) Amount Applied to Class B-1 Liquidation Loss
                      Interest Amount                                                     0.00
                                                                                --------------

                  (c) Remaining Class B-1 Liquidation Loss Interest Amount                0.00
                                                                                --------------

                  (d) Amount applied to Unpaid Class B-1 Liquidation
                      Loss Interest Shortfall                                             0.00
                                                                                --------------

                  (e) Remaining Unpaid Class B-1 Liquidation Loss
                      Interest Shortfall                                                  0.00
                                                                                --------------



                                                                   SERIES 1999-1
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                                           MONTHLY REPORT Dec-99
                                            CUSIP NO. #393505-T51, T69, T77, T85
                                                       REMITTANCE DATE 1/03/2000
                                                                  Page 7

                                                                                   Total $                              Per $1,000
                                                                                    Amount                               Original
                                                                                --------------                         -------------
CLASS B2 CERTIFICATES
---------------------
         (14) Remaining Amount Available                                          1,131,670.29
                                                                                --------------

         (15) Class B-2 Remittance Rate (8.60%
              unless Weighted Average Contract
              Rate is less than 8.60%)                                                    8.60%
                                                                                --------------

         (16) Aggregate Class B2 Interest                                           225,750.00                           7.16666667
                                                                                --------------                         ------------

         (17) Amount applied to Unpaid
              Class B2 Interest Shortfall                                                 0.00                                 0.00
                                                                                --------------                         ------------

         (18) Remaining Unpaid Class B2
              Interest Shortfall                                                          0.00                                 0.00
                                                                                --------------                         ------------

         (19) Unpaid Class B2 Principal Shortfall
              (if any) following prior Remittance Date                                    0.00
                                                                                --------------

         (20) Class B2 Principal Liquidation Loss Amount                                  0.00
                                                                                --------------

         (21) Class B2 Principal (zero until class B1 paid down:
              thereafter Class B Percentage
              of formula Principal Distribution Amount)                                   0.00                           0.00000000
                                                                                --------------                         ------------

         (22) Guarantee Payment                                                           0.00
                                                                                --------------

         (23) Class B2 Principal Balance                                         31,500,000.00
                                                                                --------------
         (23a) Class B2 Pool Factor                                                 1.00000000
                                                                                --------------

         (24) Monthly Servicing Fee (deducted from Certificate Account balanceto arrive at Amount Available if the Company or Green
              Tree Financial Servicing Corporation is not the Servicer;
              deducted from funds remaining after payment of Class A
              Distribution Amount, Class M-1 Distribution Amount,
              Class B-1 Distribution Amount and Class B-2  Distribution
              Amount, if the Company or Green Tree Financial Servicing Corp.
              is the Servicer)                                                      276,892.59
                                                                                --------------

         (25) Class B-3I Guarantee Fee                                              629,027.70
                                                                                --------------

         (26) Class B-3I Distribution Amount                                              0.00
                                                                                --------------

         (27) Class B-3I Formula Distribution Amount (all Excess
              Interest plus Unpaid Class B-3I Shortfall)                                  0.00
                                                                                --------------

         (28) Class B-3I Distribution Amount (remaining Amount Available)                 0.00
                                                                                --------------

         (29) Class B-3I Shortfall (26-27)                                          677,957.24
                                                                                --------------

         (30) Unpaid Class B-3I Shortfall                                         5,573,396.75
                                                                                --------------

         (31) Class M-1 Interest Deficiency on such Remittance Date                       0.00
                                                                                --------------

         (32) Class B-1 Interest Deficiency on such Remittance Date                       0.00
                                                                                --------------

         (33) Repossessed Contracts                                               1,638,662.99
                                                                                --------------
         (34) Repossessed Contracts Remaining in Inventory                        6,005,842.79
                                                                                --------------

         (35) Weighted Average Contract Rate                                           9.11443
                                                                                --------------

Please contact Bondholder Services Department of U.S. Bank National Association,
1-800-934-6802 with any questions regarding this statement or your Distribution.
